UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2003

KOSAN BIOSCIENCES INCORPORATED

(Exact name of registrant specified in its charter)

DELAWARE	000-31633	94-3217016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3832 BAY CENTER PLACE HAYWARD, CA	94545
(Address of principal executive offices)	(Zip Code)

(510) 732-8400

REGISTRANT’S TELEPHONE, INCLUDING AREA CODE:

Item 9.	REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the information in this Current Report on Form 8-K and in the accompanying exhibit is being furnished to the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 24, 2003, Kosan Biosciences Incorporated (the “Company”) announced via a press release its financial results for the three and six months ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOSAN BIOSCIENCES INCORPORATED (Registrant)

By:	/s/ DANIEL V. SANTI, M.D., PH.D.
Daniel V. Santi, M.D., Ph.D. Chairman and Chief Executive Officer

Dated: July 24, 2003

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 24, 2003, relating to the Company’s financial results for the three and six months ended June 30, 2003.